UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2009

SUNRISE SENIOR LIVING, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16499 (Commission File Number)	54-1746596 (I.R.S. Employer Identification No.)

7900 Westpark Drive
McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 273-7500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2009, Sunrise Senior Living, Inc. (“Sunrise” or the “Company”) issued a press release reporting its consolidated financial results for the quarter ended September 30, 2009.  A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference. The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.  The following exhibit is furnished with this report:

Exhibit 99.1	Press Release issued by Sunrise Senior Living, Inc. on November 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: November 9, 2009	By:	/s/ Mark S. Ordan
Name: Mark S. Ordan
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Sunrise Senior Living, Inc. on November 9, 2009.